Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2025	2024
NET SALES	$3,744.6	$3,869.5
COSTS AND EXPENSES
Cost of sales	2,623.8	2,761.0
Gross profit	1,120.8	1,108.5
% of Net Sales	29.9%	28.6%
Selling, general and administrative	867.0	851.8
% of Net Sales	23.2%	22.0%
Other - net	47.5	80.0
Loss on sale of business	0.3	—
Asset impairment charge	—	25.5
Restructuring charges	1.2	15.0
Income from operations	204.8	136.2
Interest - net	77.2	87.9
EARNINGS BEFORE INCOME TAXES	127.6	48.3
Income taxes	37.2	28.8
NET EARNINGS	$90.4	$19.5

EARNINGS PER SHARE OF COMMON STOCK
Basic	$0.60	$0.13
Diluted	$0.60	$0.13

DIVIDENDS PER SHARE OF COMMON STOCK	$0.82	$0.81

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	151,028	150,235
Diluted	151,699	150,941

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 29, 2025	December 28, 2024
ASSETS
Cash and cash equivalents	$344.8	$290.5
Accounts and notes receivable, net	1,566.0	1,153.7
Inventories, net	4,707.1	4,536.4
Other current assets	391.2	397.1
Total current assets	7,009.1	6,377.7
Property, plant and equipment, net	2,010.0	2,034.3
Goodwill and other intangibles, net	11,649.2	11,636.4
Other assets	1,827.9	1,800.5
Total assets	$22,496.2	$21,848.9
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,135.2	$—
Current maturities of long-term debt	849.4	500.4
Accounts payable	2,531.6	2,437.2
Accrued expenses	1,832.5	1,979.3
Total current liabilities	6,348.7	4,916.9
Long-term debt	4,755.2	5,602.6
Other long-term liabilities	2,550.7	2,609.5
Shareowners’ equity	8,841.6	8,719.9
Total liabilities and shareowners' equity	$22,496.2	$21,848.9

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2025	2024
	OPERATING ACTIVITIES
	Net earnings	$90.4	$19.5
	Depreciation and amortization	128.4	140.2
	Loss on sale of business	0.3	—
	Asset impairment charge	—	25.5
	Changes in working capital[1]	(469.0)	(359.8)
	Other	(170.1)	(256.4)
	Net cash used in operating activities	(420.0)	(431.0)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(65.0)	(65.7)
	Proceeds from sale of business, net of cash sold	5.0	—
	Payments of long-term debt	(500.0)	—
	Net short-term commercial paper borrowings	1,136.2	674.9
	Proceeds from issuances of common stock	2.7	3.8
	Purchases of common stock for treasury	(11.7)	(6.3)
	Cash dividends on common stock	(124.5)	(121.8)
	Effect of exchange rate changes on cash	31.5	(27.6)
	Other	1.6	0.5
	Net cash provided by investing and financing activities	475.8	457.8
	Increase in cash, cash equivalents and restricted cash	55.8	26.8
	Cash, cash equivalents and restricted cash, beginning of period	292.8	454.6
	Cash, cash equivalents and restricted cash, end of period	$348.6	$481.4

	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(420.0)	$(431.0)
	Less: capital and software expenditures	(65.0)	(65.7)
	Free cash flow (before dividends)	$(485.0)	$(496.7)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		March 29, 2025	December 28, 2024
	Cash and cash equivalents	$344.8	$290.5
	Restricted cash included in Other current assets	3.8	2.3
	Cash, cash equivalents and restricted cash	$348.6	$292.8

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2025	2024
	NET SALES
	Tools & Outdoor	$3,280.9	$3,284.6
	Engineered Fastening[1]	463.7	584.9
	Total	$3,744.6	$3,869.5

	SEGMENT PROFIT
	Tools & Outdoor	$289.2	$255.7
	Engineered Fastening[1]	$39.0	$65.2

	CORPORATE OVERHEAD[2]	$(74.4)	$(64.2)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.8%	7.8%
	Engineered Fastening[1]	8.4%	11.1%

[1]	In the first quarter of 2025, the Industrial segment was renamed “Engineered Fastening” as a result of a more focused portfolio following recent divestitures. The Engineered Fastening segment name change is to the name only and had no impact on the Company’s consolidated financial statements or segment results. The 2024 amounts shown above for the Engineered Fastening segment include the results of the Infrastructure business through the date of sale of April 1, 2024.
[2]	The corporate overhead element of SG&A, which is not allocated to the business segments for purposes of determining segment profit, consists of the costs associated with the executive management team and expenses related to centralized functions that benefit the entire Company but are not directly attributable to the business segments, such as legal and corporate finance functions, as well as expenses for the world headquarters facility.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FIRST QUARTER 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,120.8	$16.7	$1,137.5
	% of Net Sales	29.9%		30.4%
	Selling, general and administrative	867.0	(22.0)	845.0
	% of Net Sales	23.2%		22.6%
	Earnings before income taxes	127.6	31.5	159.1
	Income taxes[2]	37.2	7.5	44.7
	Net earnings	90.4	24.0	114.4
	Diluted earnings per share of common stock	$0.60	$0.15	$0.75

		FIRST QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,108.5	$14.4	$1,122.9
	% of Net Sales	28.6%		29.0%
	Selling, general and administrative	851.8	(20.1)	831.7
	% of Net Sales	22.0%		21.5%
	Earnings before income taxes	48.3	71.5	119.8
	Income taxes[2]	28.8	6.8	35.6
	Net earnings	19.5	64.7	84.2
	Diluted earnings per share of common stock	$0.13	$0.43	$0.56

[1]	The Non-GAAP 2025 and 2024 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 15.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$289.2	$25.0	$314.2
	Engineered Fastening	$39.0	$7.7	$46.7

	CORPORATE OVERHEAD	$(74.4)	$6.0	$(68.4)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.8%		9.6%
	Engineered Fastening	8.4%		10.1%

		FIRST QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$255.7	$22.9	$278.6
	Engineered Fastening	$65.2	$5.7	$70.9

	CORPORATE OVERHEAD	$(64.2)	$5.9	$(58.3)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.8%		8.5%
	Engineered Fastening	11.1%		12.1%

1	Non-GAAP adjustments for the business segments relate primarily to footprint actions and other costs associated with the supply chain transformation, as further discussed on page 15. Non-GAAP adjustments for Corporate overhead primarily consist of transition services costs related to previously divested businesses.
2	The Non-GAAP 2025 and 2024 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS TO EBITDA
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2025	2024
	Net earnings	$90.4	$19.5
	% of Net Sales	2.4%	0.5%

	Interest - net	77.2	87.9
	Income taxes	37.2	28.8
	Depreciation	91.1	99.1
	Amortization	37.3	41.1
	EBITDA[1]	$333.2	$276.4
	% of Net Sales	8.9%	7.1%

	Non-GAAP adjustments before income taxes	31.5	71.5
	Less: Accelerated depreciation included in Non-GAAP Adjustments before income taxes	2.9	5.3
	Adjusted EBITDA[1]	$361.8	$342.6
	% of Net Sales	9.7%	8.9%

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2025	2024
	Supply Chain Transformation Costs:
	Footprint Rationalization[2]	$6.6	$8.4
	Material Productivity & Operational Excellence	4.7	5.8
	Facility-related costs	—	0.7
	Other charges (gains)	5.4	(0.5)
	Gross Profit	$16.7	$14.4

	Supply Chain Transformation Costs:
	Footprint Rationalization[2]	$6.1	$7.5
	Complexity Reduction & Operational Excellence	10.0	0.3
	Acquisition & integration-related costs	—	2.8
	Transition services costs related to previously divested businesses	5.3	5.5
	Other charges	0.6	4.0
	Selling, general and administrative	$22.0	$20.1

	Income related to providing transition services to previously divested businesses	$(6.8)	$(5.5)
	Environmental charges	(1.1)	—
	Deal-related costs and other	(0.8)	2.0
	Other, net	$(8.7)	$(3.5)

	Loss on sale of business	$0.3	$—
	Asset impairment charge[3]	—	25.5
	Restructuring charges	1.2	15.0
	Non-GAAP adjustments before income taxes	$31.5	$71.5

2	Footprint Rationalization costs in 2025 and 2024 primarily relate to accelerated depreciation of production equipment and site transformation and re-configuration costs. Facility exit costs related to site closures are reported in Restructuring charges.
3	The $25.5 million pre-tax asset impairment charge in 2024 related to the Infrastructure business.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP REVENUE GROWTH TO ORGANIC GROWTH
(Unaudited)

	FIRST QUARTER 2025
	GAAP Revenue Growth	Less: Acquisitions	Plus: Divestitures	Less: Product Line Transfer	Less: Currency	Non-GAAP Organic Growth[1]
Stanley Black & Decker	-3%	-%	2%	-%	-2%	1%
Tools & Outdoor	-%	-%	-%	-%	-1%	1%
North America	2%	-%	-%	-%	-%	2%
Europe	-2%	-%	-%	-%	-2%	-%
Rest of World	-9%	-%	-%	-%	-6%	-3%
Engineered Fastening	-21%	-%	16%	-2%	-2%	-1%

1	Non-GAAP Organic Growth, as reconciled to GAAP Revenue Growth above, is utilized to describe the change in the Company’s sales excluding the impacts of foreign currency fluctuations, acquisitions during their initial 12 months of ownership, and divestitures. Organic growth is also referred to as organic sales growth and organic revenue growth.